Exhibit 99.1

Laurence M. Rosen (SBN 219683)

THE ROSEN LAW FIRM, P.A.

355 South Grand Avenue, Suite 2450

Los Angeles, CA  90071

Telephone: (213) 785-2610

Email: lrosen@rosenlegal.com

Timothy W. Brown

THE BROWN LAW FIRM, P.C.

240 Townsend Square

Oyster Bay, New York 11771

Telephone: (516) 922-5427

Email: tbrown@thebrownlawfirm.net

Counsel for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF SANTA CLARA

ROBERT SHAFFER, Derivatively And On Behalf of EXTREME NETWORKS, INC.,

Plaintiff,

v.

JOHN H. KISPERT, EDWARD B. MEYERCORD, III, CHARLES CARINALLI, EDWARD H. KENNEDY, JOHN C. SHOEMAKER, RAJ KHANNA, RANDI PAIKOFF FEIGIN, MAURY AUSTIN, CHARLES W. BERGER, JOHN T. KURTZWEIL, and KEN AROLA,

Defendants,

And

EXTREME NETWORKS, INC.,

Nominal Defendant.

Case No. 16 CV 291726 EXHIBIT B NOTICE TO CURRENT EXTREME STOCKHOLDERS

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION

TO:	ALL OWNERS OF EXTREME NETWORKS, INC. (“EXTREME” OR THE “COMPANY”) COMMON STOCK (TICKER SYMBOL: EXTR) AS OF

OCTOBER 23, 2018, WHO CONTINUE TO OWN SUCH SHARES (“CURRENT EXTREME STOCKHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.  THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE DERIVATIVE ACTION, STOCKHOLDERS OF EXTREME WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING RELEASED CLAIMS.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

PLEASE TAKE NOTICE that this action is being settled on the terms in a Stipulation and Agreement of Settlement, dated October 23, 2018 (the “Stipulation”).  The purpose of this Notice is to inform you of:

•	the existence of this derivative action (the “Derivative Action”),
•	the proposed settlement between the Plaintiffs and Defendants reached in this Derivative Action (the “Settlement”),
•	the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement,
•	Plaintiffs’ Counsel’s application for fees and expenses, and
•	Plaintiff’s Service Award.

This Notice describes what steps you may take in relation to the Settlement.  This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiff’s claims or Defendants’ defenses.  This Notice is solely to advise you of the proposed Settlement of the Derivative Action and of your rights in connection with the proposed Settlement.

Summary

On October 23, 2018, Extreme, in its capacity as a nominal defendant, entered into the Stipulation in the Derivative Action filed derivatively on behalf of Extreme, in the Superior Court of the State of California, County of Santa Clara (the “Court”) against certain current and former directors and officers of the Company (the “Derivative Action”). The Stipulation and the Settlement, subject to the approval of the Court, is intended by the Settling Parties1 to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the complete dismissal of the Derivative Action with prejudice, upon the terms and subject to the conditions set forth in the Stipulation.  The proposed Settlement requires the Company to adopt certain additional corporate governance measures and procedures, as outlined in Exhibit A to the Stipulation, and provides that Defendants shall cause their insurer to pay a Fee and Expense Award

[1]	All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

to Plaintiff’s Counsel of two hundred thousand dollars ($200,000.00) and a Service Award to Plaintiff of one thousand five hundred dollars ($1,500.00) to be paid from the Fee and Expense Award, subject to Court approval.

This notice is a summary only and does not describe all of the details of the Stipulation.  For full details of the matters discussed in this summary, please see the full Stipulation posted on the Company’s website, https://investor.extremenetworks.com/statis-files/

stipulation_of_settlement, contact Plaintiff’s Counsel at the address listed below, or inspect the full Stipulation filed with the Clerk of the Court.

What is the Lawsuit About?

The Derivative Action is brought derivatively on behalf of Extreme and alleges that the Individual Defendants breached their fiduciary duties by knowingly or recklessly making and/or causing Extreme to make false and misleading statements of material fact to the investing public.

Why is there a Settlement?

The Court has not decided in favor of the Defendants or the Plaintiffs.  Instead, both sides agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Settlement provides substantial benefits to, and is in the best interests of, Extreme and its stockholders.

The Individual Defendants deny each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Action.  The Individual Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of Extreme and Extreme’s stockholders.  The Individual Defendants assert that they have meritorious defenses to the claims in the Derivative Action. Nonetheless, the Individual Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the risks inherent in any lawsuit and the burden and expense of further litigation.

The Settlement Hearing and Your Right to Object to the Settlement

On January 11, 2019, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for the Notice of the Settlement to be issued via press release, filed via Form 8-K with the SEC, and posted, along with the Stipulation, on the Company’s website. The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on May 3, 2019 at 9:00 a.m. before the Honorable Thomas E. Kuhnle in Department 5 of the Superior Court of the State of California, County of Santa Clara, 191 N. First Street, San Jose, CA 95113, to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its shareholders; (ii) consider any objections to the Settlement submitted in accordance with the Notice; (iii) determine whether a Judgment substantially in the form attached as Exhibit D to the Stipulation should be entered dismissing all claims in the Derivative Action with prejudice, and releasing the Released Claims against the Released Persons; (iv) consider the agreed-to Fee and Expense Award to Plaintiff’s Counsel of attorneys’ fees and the reimbursement of expenses; (v) consider the Service Award to Plaintiff, which will be funded from the Fee and Expense Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement.

Any Current Extreme Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the proposed award of attorneys’ fees and expenses, may file a with the Court a written objection.  Any written objection must be filed at least fourteen (14) calendar days prior to the Settlement Hearing with the Clerk of the Court and served upon the below listed counsel.  A written objection to the Settlement should set forth (a) the nature of the objection; (b) proof of ownership of Extreme common stock as of October 23, 2018 and through the date of the Settlement Hearing, including the number of shares of Extreme common stock held and the date of purchase; (c) any and all documentation or evidence in support of such objection; and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three years.   The Clerk’s address is:

Clerk of the Court

SUPERIOR COURT OF CALIFORNIA

Department 5

191 N. First Street

San Jose, CA 95113

Counsel’s addresses are:

Counsel for Plaintiff:

Phillip Kim

THE ROSEN LAW FIRM, P.A.

275 Madison Avenue, 34th Floor

New York, NY 10016

Counsel for Defendants:

Shirli F. Weiss

DLA PIPER LLP (US)

2000 University Avenue

East Palo Alto, CA 94303

Any objector who files and serves a timely, written objection in accordance with the instructions above may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their written objections considered by the Court.

In addition, any Current Extreme Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the proposed award of attorneys’ fees and expenses, may appear at the Settlement Hearing and make an objection without filing or serving and papers and without providing any advance notice of the objection.

If you are a Current Extreme Stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to such settlement in this or any other action or proceeding, and from pursuing any of the Released Claims.

If you held Extreme common stock as of October 23, 2018 and continue to hold such stock, you may have certain rights in connection with the proposed Settlement.  You may obtain further information by contacting counsel for Plaintiff at: Phillip Kim, The Rosen Law Firm, P.A., 275 Madison Avenue, 34th Floor, New York, NY 10016, Telephone: (212) 686-1060, Email: pkim@rosenlegal.com.  Please Do Not Call the Court or Defendants with Questions About the Settlement.